A strategic and disciplined approach to delivering long-term value 2024 Janney CEO Forum January 31 - February 1, 2024

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as the war between Russia and Ukraine and more recently the war between Israel and Hamas, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2022 Form 10-K and September 30, 2023 Form 10-Q as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024 and in our Form 10-K under Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations filed with the SEC on March 15, 2023.

3 Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 329 Assets $3.8 billion Market Capitalization $355.8 million Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003 Data as of December 31, 2023 AAAAAAAAAA AAA 3 Nasdaq: BMRC

Tim Myers President & Chief Executive Officer • 27 years of finance and banking experience • Joined Bank of Marin in 2007 Sathis Arasadi EVP, Chief Information Officer • 32 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Tani Girton EVP, Chief Financial Officer • 38 years of financial services experience • Joined Bank of Marin in 2013 • 259 Years of Combined Management Experience Through Various Economic Cycles Misako Stewart EVP, Chief Credit Officer • 34 years of banking experience • Joined Bank of Marin in 2013 Bob Gotelli EVP, Human Resources Director • 31 years of human resources experience • Joined Bank of Marin in 2000 Nikki Sloan EVP, Head of Growth & Strategy • 30 years of banking experience • Joined Bank of Marin in 2021 Brandi Campbell EVP, Head of Retail Banking • 37 years of banking experience • Joined Bank of Marin in 2019 David Bloom EVP, Head of Commercial Banking • 30 years of commercial banking experience • Joined Bank of Marin in 2023 4 Nasdaq: BMRC

5 • 27 retail branches and 8 commercial banking offices located across 10 Northern California counties. • Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings through cycles. • Strong deposit base with competitively priced funding source for lending activity. Delivering a Relationship and Community-focused Banking Model on a Regional Scale (loan production office) (loan production office) AAAAAAA5 Nasdaq: BMRC

Long-term Strategic Priorities A strategic and disciplined approach to delivering long-term value Drive high-quality LOAN GROWTH Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY 6 Nasdaq: BMRC

Fourth Quarter 2023

Repositioned the Balance Sheet	• Sold $131.9 million (net proceeds $126.0 million) AFS securities yielding 1.50%[1] • Funded $53.8 million in loans at an average rate of 7.15%[1] • Reduced borrowings by $94.0 million that was costing 5.15%[1] • Retained an average cash balance of $84.9 million earning 5.40%[1]
Key Operating Trends	• Tax-equivalent net interest margin of 2.53%, up 5 bps from 3Q23 • Pre-tax, pre-provision net income increased 4.0% over 3Q23 quarter, excluding $5.9 million loss on sale of securities • Tax-equivalent yield on interest-earning assets of 3.68%, up 13 bps from 3Q23 • Cost of deposits up 21 bps in 4Q23, slowing from a 25 bps increase in 3Q23
Deposits and Liquidity	• Non-interest bearing deposits stay strong at 44% of total deposits • Total deposits decreased 4.5% from 3Q23 largely due to planned business activities, seasonal fluctuations, and limited movement due to rate. Deposits have increased by as much as $104 million during January illustrating how normal fluctuations in our customers' operating accounts can affect daily balances. • Uninsured deposits estimated to represent 28% of total deposits • Strong liquidity provides 213% coverage of estimated uninsured deposits • Net available funding $2.0 billion
Loans and Credit Quality	• Loan originations more than doubled in 4Q23 from 3Q23 • Classified and non-accrual loans of 1.56% (from 1.90%) and 0.39% (from 0.27%) of total loans, respectively • $1.3 million provision for credit losses, largely due to individually analyzed loans and $406 thousand partial charge-off from a $3.8 million note sale • Total portfolio loan balances decreased 0.6% from 3Q23
Capital	• Bancorp total risk-based capital of 16.9% • Bancorp TCE / TA of 9.7%, 7.8% when adjusted for HTM securities [2]

[1]Weighted average rates for securities and loans. Tax-equivalent average interest yield for cash and cost for borrowings.
[2]See Reconciliation of Non-GAAP Financial Measures in the Appendix

Bank of Marin Bancorp
7
Nasdaq: BMRC

$1.52 $1.89 $1.27 $2.33 $2.48 $2.22 $2.30 $2.92 $1.24 $0.45 $0.51 $0.56 $0.64 $0.80 $0.92 $0.94 $0.98 $1.00 $18.4 $23.1 $16.0 $32.6 $34.2 $30.2 $33.2 $46.6 $19.9 Earnings per Share Dividends per Share Net Income 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Dependable Long-Term Earnings Support Dividend Growth 8 Nasdaq: BMRC D ol la rs p er s ha re $M M Bank of Napa Acquisition & Tax Cuts and Jobs Act American River Acquisition Balance Sheet Repositioning 1 Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018. 11

(in thousands) Market Value AFS & HTM Securities T/E Book Yield Effective Duration Pre-Tax Unrealized Gains (Losses) Pre-Tax Realized Losses After-Tax Realized Losses1 AFS % of Total Investments Securities Portfolio as of 9/30/2023 $1,442,031 2.24% 4.9 $(248,149) N/A N/A 45% Q4 Securities Sales $125,955 1.50% 1.5 $5,907 $(5,907) $(4,160) Q4 Change in Pre- Tax Unrealized Losses N/A N/A N/A $70,423 N/A N/A Securities Portfolio as of 12/31/2023 $1,366,858 2.31% 5.1 $(171,819) N/A N/A 36% Strategic Balance Sheet Repositioning During the Quarter • Bank generated $126 million in proceeds from AFS security sales with an average yield of 1.50%. • Proceeds paid down borrowings and were reinvested into higher yielding assets ◦ Anticipated benefits to: earnings per share, net interest margin, return on assets, and other metrics • POST REPOSITIONING, AVERAGE BOOK YIELD OF SECURITIES PORTFOLIO INCREASED 7 BPS AND EFFECTIVE DURATION INCREASED 0.2 9 Nasdaq: BMRC 1Applied a blended state and federal statutory rate of 29.56%,

Tax Equivalent Net Interest Margin 10 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Peer data as of September 30, 2023. 2 Includes one peer bank with a unique business model and a NIM of 7.1% in Q1, 7.6% in Q2 and in Q3. Excluding this bank, the median NIM would have been 3.91% in Q1, 3.56% in Q2 and 3.57% in Q3. 1 3.90% 3.98% 3.55% 3.17% 3.11% 3.04% 2.45% 2.48% 2.53% 4.19% 4.16% 3.58% 3.36% 3.66% 3.97% 3.66% 3.57% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23 Q4'23 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2 2 2 Balance Sheet Repositioning

Net Interest Margin Drivers 11 Nasdaq: BMRC • Linked-quarter NIM increased 5 basis points, due primarily to reduction in borrowings and higher rates on loans and investments, partially offset by higher deposit rates • The cost of deposits increased to 123 basis points in the month of December compared to 100 basis points for the month of September 2023. • Interest rate risk position fairly neutral with increased liability sensitivity due to upward deposit pricing in the current interest rate cycle. Current cycle beta for non-maturity-interest-bearing deposits of 38% is now higher than the 36% model assumption last quarter and is under review. 0.20% 0.23% 0.83% 1.15% 1.36% 1.60% 1.71% 1.81% 1.91% 2.03% 2.11% 2.24% 4.33% 4.57% 4.65% 4.83% 5.05% 5.08% 5.12% 5.33% 5.33% 5.33% 5.33% 5.33% IB Deposits Fed Funds 1-23 2-23 3-23 4-23 5-23 6-23 7-23 8-23 9-23 10-23 11-23 12-23 2.48% 0.10% 0.02% 0.01% (0.20)% 0.12% 2.53% 3Q23 Loans Securities Cash Deposits Borrowings 4Q23 Net Interest Margin Linked-Quarter Change Average Monthly Cost of IB Deposits vs. Fed Funds

HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% AFS Securities Portfolio Agency MBS/CMO 64% GSEs 12% Municipal Bonds 17% SBA 3% Corporate Bonds & Other 2% USTs 2% High-Quality Securities Portfolio Generates Cash Flow Data as of 12/31/23 12 Nasdaq: BMRC $552.0MM $925.2MM Average Yield2 — 2.05% Approx. Effective Duration — 4.37 Unrealized Losses (after tax) — $43.3 million TCE Bancorp — 9.7% Average Yield — 2.47% Approx. Effective Duration — 5.72 Unrealized Losses (after tax) — $77.7 million TCE Bancorp w/ HTM — 7.8% 1 ($ in millions at Cost) 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Taxable equivalent. ($ in millions at Fair Value)

Strong Liquidity: $2.0 Billion in Net Availability 13 Nasdaq: BMRC At December 31, 2023 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 13.5 N/A $ 13.5 Unencumbered Securities 501.7 N/A 501.7 External Sources FHLB line of credit 1,009.0 $ — 1,009.0 FRB line of credit and BTFP facility 334.2 (26.0) 308.2 Contingent Lines at Correspondents 135.0 — 135.0 Total Liquidity $ 1,993.4 $ (26.0) $ 1,967.4 • The Bank has long-established minimum liquidity and diversification requirements using tools similar to large banks, such as the Liquidity Coverage Ratio and multi-scenario, long-horizon stress testing • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience and have been reevaluated and updated subsequent to industry events of the first quarter • Markets and internal activity monitored daily for signs of systemic and idiosyncratic risk • Immediately available contingent funding represented 213% of 12/31/23 estimated uninsured deposits 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above.

Strong Deposit Franchise 14 Nasdaq: BMRC • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits was 1.15% (interest-bearing 2.13%) for Q4 and 1.23% (interest-bearing 2.24%) for the month of December • Time deposit balances grew $18.9 million in Q4 with the total time deposit portfolio average maturity of approximately seven months and an average rate of 3.17%. Approximately 91% of time deposits mature in 2024. • Total deposits decreased $153.6 million or 4.5%, compared to September 30, 2023 NIB DDA 43.8% Money Markets 34.6% Savings 7.1% IB DDA 6.9% Time Deposits 7.6% Total Deposit Mix ($3.29B) at 4Q23 NIB DDA 47.7% Money Markets 31.7% Savings 7.5% IB DDA 6.4% Time Deposits 6.7% Total Deposit Mix ($3.44B) at 3Q23

15 • 29% of Q4 new accounts consisted of new relationships to the Bank • 45% of Q4 new accounts were interest-bearing by count • 80% of Q4 new accounts were interest-bearing in dollars at a weighted average rate of 2.79% • Reciprocal deposit network program (expanded FDIC insurance products) utilization decreased by $59.8 million in Q4 to $423.5 million. Granular Deposit Account Composition New Relationships 29% Account Migration 45% Existing Relationships - New $ 26% 1,285 New Accounts Mix (by count) 4Q23 XXXXX15 Nasdaq: BMRC (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 1,014,412 $ 348,888 $ 1,363,300 # of Accounts 15,433 17,530 32,963 Avg Balance Per Account $ 66 $ 20 $ 41 Business Account Balances $ 834,987 $ 1,089,134 $ 1,924,121 # of Accounts 4,540 11,509 16,049 Avg Balance Per Account $ 184 $ 95 $ 120 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $2.7 million.

Efficiency Ratio - Disciplined Expense Control with Significant Events 16 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Peer data as of September 30, 2023. 2 Efficiency ratios updated with non-GAAP adjustments excluding merger expenses and net losses on sales of securities for years 2021 and 2022 and for the fourth quarter ended December 31, 2023. See Reconciliation of GAAP to Non-GAAP Financial Measures slide in the Appendix for details. 57.3% 55.2% 55.6% 63.1% 54.4% 60.2% 76.9% 73.0% 91.9% 62.0% 62.5% 59.4% 61.7% 57.0% 58.2% 60.9% 61.4% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23 Q4'23 50.0% 60.0% 70.0% 80.0% 90.0% American River acq & early sub debt redemption Cost of deposit market catch up and borrowings increase Balance Sheet Repositioning 1 (Non-GAAP 71.7%2) (Non-GAAP 53.7%2) (Non-GAAP 57.5%2)

Prudent, Sustainable Model for Loan Growth ($ billions) Five-year compound annual loan growth rate: 3.3%1 1 Compounded annual growth rate from December 31, 2018 to December 31, 2023 2 Includes ARB loan base acquired in Q3 2021 $1.764 $1.843 $2.089 $2.256 $2.093 $2.074 Non-PPP Loans SBA PPP Loans 2018 2019 2020 2021 2022 2023 2 17 Nasdaq: BMRC

History of Strong Asset Quality 18 Nasdaq: BMRC • Consistent, robust credit culture and underwriting principles support strong asset quality • Non-accrual loans continue to remain at low levels • Net charge-offs have consistently been negligible for the last five years, except that in Q4 2023 charge-offs included a $406 thousand loss on note sale charged to the allowance • Allowance for credit losses to total loans of 1.21%, up from 1.16% at Q3 2023. Non-accrual Loans / Total Loans 0.01% 0.44% 0.37% 0.12% 0.39% 2019 2020 2021 2022 2023 Non-accrual Loans / Total Loans Quarterly Progression 0.12% 0.10% 0.10% 0.27% 0.39% 4Q22 1Q23 2Q23 3Q23 4Q23

Well-diversified Loan Portfolio As of 12/31/23 - No material changes from Q3 2023 19 Nasdaq: BMRC • The loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 86% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities. • Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 88% of loans and 90% of loans excluding nonprofit organizations being guaranteed by owners of the borrowing entities. • Since 2001, net charge-offs for all NOO-CRE and OO-CRE totals $1.6 million • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 7% Consumer 13% Construction 5% NOO-CRE 59% Office 31% Mixed Use 7% Retail 21% Warehouse & Industrial 12% Multi-Family 12% Other, 17% 4Q23 Total Loans 4Q23 Total NOO-CRE Loans $2.1B $1.2B

Non-owner Occupied Office Exposure As of 12/31/23 - No material changes from Q3 2023 20 Nasdaq: BMRC • $373 million in credit exposure spread across our lending footprint comprised of 153 loans • $2.4 million average loan balance – largest loan at $16.9 million • 59% weighted average loan-to-value and 1.60x weighted average debt-service coverage ratio* • City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO-CRE loans Marin, 24% Sonoma, 17% San Francisco, 19% Alameda, 6% Sacramento, 7% Napa, 10% Other Bay Area, 13% Other, 4% NOO-CRE Office Portfolio by County City of S.F. NOO-CRE Office Portfolio Total Balance: $70.7 million Average Loan Bal: $5.4 million Number of Loans: 13 loans Wtd. Average LTV*: 67% Wtd. Average DCR: 1.00x Average Occupancy: 77% 12 of the 13 loans are secured by low rise buildings and one loan is secured by a 10 story building. $373MM *Calculated for loans exceeding $1 million, based on the most recent annual review process

NOO-CRE Portfolio Diversified Across Property Type & County As of 12/31/23 - No material changes from Q3 2023 21 Nasdaq: BMRC Retail as of 4Q23 Warehouse & Industrial as of 4Q23 Multi-Family as of 3Q23 Marin, 17% Sonoma, 15% San Francisco, 3% Alameda, 6% Sacramento, 20% Napa, 16% Other Bay Area, 14% Other, 9% Marin, 15% Sonoma, 15% San Francisco, 26% Alameda, 14% Sacramento, 4% Napa, 6% Other Bay Area, 5% Other, 15% Marin, 11% Sonoma, 27% San Francisco, 11% Alameda, 18% Sacramento, 18% Napa, 3% Other Bay Area, 4% Other, 8% $253MM $149MM $142MM Avg. Loan Bal: $1.9MM Largest Bal: $14.9MM # of Loans: 75 Wtd. Avg. LTV*: 52% Avg. Loan Bal: $1.4MM Largest Bal: $11.9MM # of Loans: 109 Wtd. Avg. LTV*: 54% Avg. Loan Bal: $1.8MM Largest Bal: $14.1MM # of Loans: 144 Wtd. Avg. LTV*: 56% * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties.

Owner-Occupied CRE Portfolio As of 12/31/23 - No material changes from Q3 2023 22 Nasdaq: BMRC Alameda, 15% Marin, 21% Napa, 17% Sacramento, 18% Sonoma, 10% Other, 19% OO CRE by Type as of 4Q23 OO CRE by County as of 4Q23 Office, 19% Industrial, 23% Retail, 7% School, 15% Wine, 11% Church, 6% Gas station/auto, 4% Heath club, 2% Mixed use, 3% Other, 10% Total Balance: $333.2MM # of Loans: 309 Avg. Loan Bal: $1.1MM Largest Loan Bal: $15.6MM Wtd. Avg. LTV*: 44% *Loan-to-value largely based on appraisal values at origination and loan balances as of 12/31/23 $333MM $333MM

Construction Portfolio Concentrated in Lower-Risk Property Segments As of 12/31/23 - No material changes from Q3 2023 23 Nasdaq: BMRC Marin, 5% Sonoma, 1% San Francisco, 44% Alameda, 33% Other Bay Area, 17% Construction by Type as of 4Q23 Construction by County as of 4Q23 Multi-family, 61% Self Storage, 11% 1-4 Residential, 27% Land & Ag, 1% Total Balance: $99.2MM Unfunded Commitments: $13.9MM # of Loans: 16 Avg. Loan Bal: $6.2MM Largest Loan Bal: $18.2MM Wtd. Avg. LTV*: 66% $99MM $99MM *Loan-to-value largely based on appraisal values at origination and loan balances as of 12/31/23

Low Refinance Risk in NOO CRE Portfolio through 2025 24 Nasdaq: BMRC # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 14 $40.3MM $34.3MM 5.47% 1.69x 2025 27 $80.1MM $74.9MM 4.62% 1.52x TOTAL 41 $120.4MM $109.2MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 11 $26.3MM $26.3MM 4.11% 1.20x 2025 18 $37.4MM $37.4MM 4.46% 1.59x TOTAL 29 $63.7MM $63.7MM Maturing Loan Commitments > $1.0MM Repricing Loan Commitments > $1.0MM • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2025 • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd Avg DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd Avg DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan

Loans & Securities — Repricing & Maturity

$ in millions, unless otherwise indicated

Total Loans[1]

** At December 31, 2023*

	Repricing Term							Rate Structure			
	3 mo or less	3-12 mos	1-3 years	3-5 years	5-15 years	Over 15 years	Total	Floating Rate	Variable Rate	Variable Rate at Floor or Ceiling	Fixed Rate
C&I	$ 76.1	$ 3.4	$ 14.6	$ 27.6	$ 29.1	$ 2.9	**$ 153.7**	$ 59.7	$ 10.6	$ 5.8	$ 77.6
Real estate:											
Owner-occupied CRE	7.4	6.4	37.1	61.8	213.3	7.2	**333.2**	0.8	30.7	109.4	192.3
Non-owner occupied CRE	32.2	54.0	196.7	252.0	670.0	14.5	**1,219.4**	8.9	98.5	340.9	771.1
Construction	40.3	29.4	—	—	29.5	—	**99.2**	3.7	—	11.1	84.4
Home equity	81.5	—	—	—	0.6	—	**82.1**	81.5	—	—	0.6
Other residential	1.9	3.1	1.0	0.3	1.9	110.3	**118.5**	—	5.1	110.8	2.6
Installment & other consumer	0.6	0.7	7.9	4.3	53.9	0.2	**67.6**	0.1	6.4	9.3	51.8
Total	**$ 240.0**	**$ 97.0**	**$ 257.3**	**$ 346.0**	**$ 998.3**	**$ 135.1**	**$2,073.7**	**$154.7**	**$151.3**	**$587.3**	**$1,180.4**
% of Total	*12 %*	*5 %*	*12 %*	*17 %*	*48 %*	*6 %*	*100 %*	*7 %*	*7 %*	*28 %*	*57 %*
Weighted Average Rate	*7.74 %*	*5.84 %*	*4.48 %*	*5.00 %*	*4.20 %*	*3.90 %*	*4.83 %*				

Investment Securities[2]

** At December 31, 2023*

Maturity & Projected Cash Flow Distribution

	3 mo or less	3-12 mos	1-3 years	3-5 years	5-10 years	Over 10 years	Total
Principal (par) & interest	$ 33.1	$ 103.4	$ 374.9	$ 333.8	$ 617.2	$ 320.3	**$ 1,782.7**
% of Total	2 %	6 %	21 %	19 %	35 %	17 %	**100 %**

(1) Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. (2) Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied.

Bank of Marin Bancorp

25

Nasdaq: BMRC

6.5% 8.0% 10.0% 5.0% 15.9% 15.9% 16.9% 10.5% 9.7% 7.8% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity *See Reconciliation of Non-GAAP Financial Measures in the Appendix. 26 Nasdaq: BMRC Robust Capital Ratios As of 12/31/23

AOCI and Tangible Equity M ill io ns $373.0 $378.7 $389.0 $398.4 $407.9 $414.6 $416.2 $418.4 $415.5 $371.0 $341.4 $331.0 $318.4 $334.2 $352.6 $346.8 $341.8 $362.5 $37.3 $58.0 $80.0 $73.7 $62.0 $69.4 $76.6 $53.0 35.0% 40.0% 42.0% 40.8% 42.8% 42.5% 42.0% 39.5% 38.8% 8.8% 8.0% 7.8% 7.5% 8.2% 8.7% 8.6% 8.6% 9.7% Tangible Equity (net AOCL Impact) Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Dec 2021 Mar 2022 Jun 2022 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Sep 2023 Dec 2023 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 27 Nasdaq: BMRC

Peer Comparisons Performance Measures (dollars in thousands) BMRC Q3 2023 Peer Median Q3 2023 Percentile BMRC FY 2022 Peer Median FY 2022 Percentile Non-Interest Bearing/Total Deposits 47.69% 30.90% 100.0% 51.47% 36.44% 100.0 % Gross Loan Growth Rate (year-over-year) (3.31) % 4.05% 1.8% (7.23) % 15.72 % NM NPAs/Assets 0.14% 0.19% 57.7% 0.07% 0.21% 70.7 % Efficiency Ratio 72.96% 61.43% 14.4% 54.39% 57.01% 65.4 % Return on Average Assets 0.52% 1.09% 15.7% 1.08% 1.12% 40.0 % Return on Average Equity 4.94% 10.93% 14.0% 11.16% 11.67% 37.2 % Tangible Common Equity/Tangible Assets 8.63% 8.43% 53.9% 8.21% 8.36% 45.5 % Annualized Net Income/FTE (313) $ 63.41 $ 94.94 18.9% $ 148.80 $ 98.90 73.5 % Peers are major exchange-traded U.S. Western-region banks with $2 billion to $10 billion in assets. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of September 30, 2023. 28 Nasdaq: BMRC

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures 30 Nasdaq: BMRC (in thousands, unaudited) December 31, 2023 Tangible Common Equity - Bancorp Total stockholders' equity $ 439,062 Goodwill and core deposit intangible (76,520) Total TCE a 362,542 Unrealized losses on HTM securities, net of tax (77,739) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 284,803 Total assets $ 3,803,903 Goodwill and core deposit intangible (76,520) Total tangible assets c 3,727,383 Unrealized losses on HTM securities, net of tax (77,739) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,649,644 Bancorp TCE ratio a / c 9.7 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 7.8 % For further discussion about this non-GAAP financial measure, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024. Three months ended Twelve months ended (in thousand, unaudited) December 31, 2023 December 31, 2022 December 31, 2021 Efficiency ratio Non-interest expense (GAAP) a $ 19,289 $ 75,269 $ 72,638 Merger-related expenses — (858) (6,458) Non-interest expense (non-GAAP) d $ 19,289 $ 74,411 $ 66,180 Net interest income b $ 24,264 $ 127,492 $ 104,951 Non-interest income (GAAP) c $ (3,283) $ 10,905 $ 10,132 Losses on investment securities, net 5,907 63 16 Non-interest income (non-GAAP) e $ 2,624 $ 10,968 $ 10,148 Efficiency ratio (GAAP) a/(b+c) 91.94% 54.39% 63.12 % Comparable efficiency ratio (non-GAAP) d/(b+e) 71.74% 53.74% 57.50 % For further discussion about these non-GAAP financial measures, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024 and Form 10-K under Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, filed with the SEC on March 15, 2023.

Contact Us 31 Nasdaq: BMRC Tim Myers President & Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com